Selected Funds
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
=============================================================================



Dear Shareholder:


Selected American Shares


     The past year was marked by considerable short-term volatility in the markets but ultimately proved to be very favorable to stocks and
below average for bonds.    The markets' results were due in large part to
mixed signals about the health of the U.S. economy.   Certain economic
indicators argued for an acceleration of growth and a step-up in inflation that could hurt corporate profits. Others suggested that the economy was stable and that profits would remain strong. In the end, we saw full employment with low inflation, steady growth and a shrinking budget deficit. The net result was a so-called "Goldilocks" economy - neither too fast nor too slow.

     The final quarter of 1996 was exceptionally strong for U.S. stocks. The Dow Jones Industrial Average of blue-chip stocks, which had achieved record highs in the second quarter, did so again in the fourth quarter and ended the year with a gain of 28.86%, including reinvested dividends.

     However, as happened generally throughout 1996, investors continued to punish the stock of any company that reported disappointing earnings, creating considerable volatility and a dichotomous market of substantial winners and losers. The uncertainty in the marketplace also drove investors to favor large-capitalization stocks, which faired better than smaller-capitalization issues. The Standard & Poor's 500 Index of large-company common stocks advanced 22.94%, compared to a rise of 14.76% for the Russell 2000 Index of small-company stocks.

     Despite the markets' gyrations, we steadfastly held to our investment approach, which stresses long-term investments and creating wealth over time. As a result, Selected American Shares generated a total return of 30.74% for the twelve months ended December 31, 1996, well ahead of the 20.69% total return for the Lipper Growth and Income Fund Index. We are proud that the fund ranked in the top 3% of the 520 growth and income funds tracked by Lipper Analytical Services for the
year, and the top 4% of the 329 tracked for the past three years.   The
Lipper Growth and Income Fund Index comprises 30 growth and income funds.  An investor may not invest in this index, nor in the unmanaged S&P
500 Index.   The fund ranked 11th of 520 growth and income funds for the
12-month period; 12th of 329 similar funds for the three-year period;
90th out of 212 funds for five years; and 16th of 123 funds for the 10 years ended December 31, 1996.

Investing for the Long Run
--------------------------
     Since assuming the investment management of Selected American Shares in 1993, we have applied our distinctive investment approach to the fund. Over many years and three generations of experience in the markets, we have come to believe that the keys to successful investing, particularly in larger-capitalization stocks, include in-depth, old-fashioned research to find overlooked, undervalued companies with superior management teams; actively managing risk throughout the process; and personal commitment. The members and associates of Davis Selected Advisers are among the largest shareholders in the Selected Funds. This is one reason we ask, "How much can you lose?" before we even consider "How much can you make?" on a particular stock.

     A correlation of our long-term perspective on investing is that we do not chase the quarter's fastest-rising (and often priciest)  stocks and
sectors.   We have always been wary of such fads.   Although certain
industries may be more attractive than others, we believe that many great companies have come out of industries not generally considered attractive
at the time of purchase.   So we focus most on the company and the
underlying economics and basic characteristics that will drive its price in the long run.

     We also believe that great companies are created by great managers. We are less interested in quarter-to-quarter minutiae and more concerned about the fundamental dynamics of the business and the vision, drive and discipline of its management team.

     Once we identify a good company, the question is: "At what price does it make sense to own this stock?" Only if the valuation makes sense will we add it to the portfolio. For Selected American Shares, we generally focus on businesses growing moderately -- between 10% and 15% per year -- that can be purchased at a price/earnings ratio of 8 to 15.

     Sticking to this price discipline may prevent us from buying some "hot" stocks that may do very well. On the other hand, it should help us avoid the type of calamitous losses that, in a bear market, can wipe out an investor's hard-won gains. Our investment record has been built as much by avoiding big losses as by picking big long-term winners.

Investment Themes for This Decade and Beyond
--------------------------------------------
     One way we find such companies to buy is by identifying long-term investment themes that will drive the price of a stock for not just weeks or months, but many years. In 1996, our emphasis on one of these themes
- the growth of financial services - contributed greatly to the fund's outstanding results.

     Financial stocks have been a major investment theme at Davis
Selected Advisers for most of this decade, though in truth we have been developing our competency and knowledge of this sector for decades. We view financial companies as "growth stocks in disguise" because of their potential for growth and relatively low price/earnings multiples.

     Financial companies are the beneficiaries of two long-term trends: the aging of America's baby-boomers and the expansion of financial services around the world. The 76 million baby-boomers in this country have entered their peak earnings and savings years. As they prepare for retirement, this huge group is changing from consumers to savers.

     One result of this turbulence in the financial sector was that the strong companies have grown stronger. We particularly like financial companies that have succeeded in establishing strong brand identities, such as American Express, the fund's largest holding at year-end; and Travelers Inc. In addition to the strong brand name of its Smith Barney brokerage subsidiary and the well-known "red umbrella" identity of its insurance operations, Travelers has an exceptionally strong management team led by entrepreneur Sanford Weill.

     Elsewhere, we think the spread of capitalism and a burgeoning middle-class are creating and will continue to create new markets and growth opportunities for financial and other companies. Among our top ten holdings at year-end was Morgan Stanley, a leading international investment banking and brokerage firm with 37 principal offices around the world.

     We also own McDonald's Corp., which generates 57% of its earnings from international operations and is positioned to increase overseas business 15% to 20% per year.

     In addition to financial services, we have positioned the fund to take advantage of two other areas of opportunity in underpriced stocks. The first is technology. We added several high-quality growth stocks - such as semiconductor manufacturer Intel.

     The second is the resurgence of energy-related companies. After declining for more than a decade, worldwide demand and prices for oil have returned to levels that make additional exploration worthwhile. Americans are trading their compact cars for sport utility vehicles while Chinese are exchanging their bicycles for mopeds.

     During the past year, we have invested about 8% of the fund's assets in energy and oil and gas stocks, stressing those of companies that survived and grew stronger during the downturn. One of our largest energy holdings is the world-class firm of Schlumberger, a provider of oil rigs and other energy exploration and development equipment. While exploration itself is a high-risk business, providing equipment and services for exploration can be a fairly stable enterprise with significant cash flows.

     We remain confident that our "all-weather" investment approach will continue to serve the fund well. As shareholders of the fund ourselves, we look forward to the future with optimism, albeit tempered with the realization that the markets will rarely be as generous as they have been in the last several years.


Selected Special Shares
-----------------------

     Large capitalization stocks outperformed smaller capitalization stocks in 1996, particularly the largest twenty-five stocks in the S & P 500 Index. With an unweighted median market capitalization of $1.0 billion at the end of the year, Selected Special's comparative performance lagged. Fourth quarter tax selling also impacted less liquid small- and mid-cap stocks over the short-term; several have already bounced back in January. Positive contributions to the fund's performance during the year came from companies benefiting from outsourcing (Computer Sciences, Robert Half), differentiated consumer (Tiffany) and productivity-enhancing (Seachange) products, and financial services (Northern Trust, Washington Mutual). Backup in demand for electronics hurt the first half but helped the second half. Disappointing sales of satellite-delivered direct broadcasting services and a preannounced shortfall in European sales by Computer Associates in late December hurt performance in the fourth quarter. On the positive side, the fund benefitted from gains in selected initial public offerings (IPOs) such as Acceler8 Technology, Biacore, Ingram Micro and Seachange and acquisitions of Continuum by Computer Sciences, Red Lion Hotels by Doubletree, Eckerd by J.C. Penney and MFS Communications by WorldCom.

Outlook
-------
     During the fourth quarter of 1996, we laid the groundwork for positioning the portfolio for 1997. In general, we expect the overall market strength to expand to mid- and small-cap stocks as large growth companies are beginning to sell at historically high premium P/E ratios of
1.8 to 2.0 times that of both the S & P 500 Index and their own future growth rates. At the end of December, we had 82% of the dollar value of the portfolio invested in market capitalizations below $5 billion (36% below $1 billion). We try to buy companies at attractive valuations relative to individual company growth rates and to the overall market. Over time, we expect stock prices to move with earnings growth and we aim to structure the portfolio to have potential multiple expansion as well.

     Going forward, we are focusing on companies that can benefit from globalization and brand identity. We have continued to increase our exposure to financial services and technology and are on the hunt across industries for effective users of technology. The financial services industry is an example of an industry where technology encourages economies of scale by facilitating cross-selling across massive databases which reduce processing costs. Product upgrades are driving demand for richer and faster forms of computing and new methods of communications such as the Internet are creating new operating procedures, distribution channels and businesses. Updating databases for the year 2000 is stimulating job creation as well as improved information systems. We live in an age of accelerating change which should provide numerous investment opportunities.

     We look for moderate 2 to 3% economic growth in the United States in 1997 with expanding employment and continued corporate profit gains as new products and markets come on stream and companies benefit from streamlined cost structures. We expect inflation to stay in the 2 to 3% range as technology drives costs down and competition restrains price increases. Even global inflation has come down to low single digits as countries around the world move to noninflationary government policies and privatizations and benefit from the same technology- and communications- driven productivity advances and restructurings that
have been occurring in the United States.  With little inflation,   the
quality of earnings is historically high and arguably should be valued at a higher multiple. We anticipate interest rates staying in a narrow band with the 3-month U.S. Treasury bill yielding some 5%. U.S. interest rates are high compared to Germany and Japan where the economies are persistently sluggish and we expect reluctance to widen the interest spread further by raising U.S. rates.

Investment Approach
-------------------
     Selected Special Shares seeks to achieve long-term capital appreciation by investing in companies with above-average growth potential as the result of such factors as growth in existing and new products and markets and opportunities for improving returns on sales and capital. Favorable fundamentals from investment spending may not be efficiently reflected in stock prices in a given one-year period, creating potentially enhanced returns. The fund invests in a diversified portfolio of companies in various industries and with various market capitalizations but with a focus on small and medium companies so that the median unweighted market capitalization of the portfolio approximates $1 billion. Up to 25% of the fund's assets may be invested in foreign securities and, although the fund will normally be invested in equities, it may hold short-term money market or United States
Government securities if market conditions warrant. Portfolio selection is largely based on primary research and is company-specific within the context of a macroeconomic and political framework.


Selected U.S. Government Income Fund
------------------------------------

     At Davis Selected Advisers, we take a middle-of-the-road, long-term approach to managing fixed-income funds that stresses risk-adjusted performance. Put another way, we look to deliver competitive results with less risk or volatility than our competitors. During the past year we continued to work to bring the Selected U.S. Government Income Fund in line with this philosophy. In the tough bond environment of 1996 it proved to be a good move. A more defensive positioning of the fund helped to generate a one-year total return of 2.85% (see page 17), well ahead of the 1.72% average total return for the 170 government bond funds tracked by Lipper Analytical Services.

     Our cautious approach, which may underperform in a bull market for bonds, also offers downside protection in periods of volatility, such as the year just past. During the first half of 1996, fears of an accelerated rate of inflation drove interest rates up, forcing down bond prices. Yields on the benchmark 30-year U.S. Treasury bond rose from 5.9% to a high of 7.2%
in July.   During the second half, rates for long-term Treasury bonds subsided, ending the year at 6.6% as investors embraced a more benign picture of the economy and inflation.

     In light of the persistent volatility in the market, we made a concerted effort to increase the variety of securities in the fund's portfolio and limit changes in the fund's net asset value. In particular, we reduced the fund's proportion of collateralized mortgage obligations
(CMOs) to 28% of assets. Using CMOs served the fund well in the first half of the year. However, some CMOs are more volatile than other government bonds and may not participate in bond market rallies.

     We bought callable U.S. agency notes, which accounted for 24% of net assets at the end of the period. These securities offer substantial income
and may capture a greater share of the gains in a rising bond market.   We
also purchased a variety of mortgage pass-through certificates which tend to be more price-stable. At year-end, these represented 32% of the portfolio. This move in the long run should result in the portfolio being better insulated against bond market fluctuations and may provide more stable, predictable results.

     Looking forward, we do not anticipate any major changes to the composition of the portfolio, provided the economy maintains the delicate balance of the past year or so. Absent an extraordinarily positive event (such as progress toward a balanced budget) or a negative one (perhaps a change in foreign activities that affect the purchase of U.S. bonds), we look for steady results and a continuation of our defensive posture.





Sincerely,





Robert J. Greenebaum                                 Shelby M. C. Davis
     Chairman                                              President




February 10, 1997



SELECTED AMERICAN SHARES, INC.
Portfolio Holdings - At December 31, 1996
============================================================================

Chart omitted. Details of chart are as follows:


    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------


    Common Stocks                 95.9%
    Preferred Stocks               2.2%
    Bonds                          0.7%
    Cash & Cash Equivalents        1.2%



Chart omitted. Details of chart are as follows:



    Sector Weightings                  % of Portfolio
    -----------------                  --------------

    Manufacturing                      6.2%
    Transportation                     3.4%
    Insurance                         15.1%
    Real Estate                        7.6%
    Diversified Financial Services    15.9%
    Banking                           12.8%
    Pharmaceuticals                    4.1%
    Consumer Products                  4.8%
    Technology                        10.4%
    Retail                             2.8%
    Energy                             8.8%
    Other                              8.1%



Top 10 Holdings
Stock                                           Sector                         % of Fund Assets
-----------------------------------------------------------------------------------------------
American Express Co.                            Financial                           3.51%
Intel Corp.                                     Technology                          3.18%
Travelers Group Inc.                            Financial                           2.90%
Wells Fargo & Co.                               Bank & Savings & Loans              2.78%
Centerpoint Properties Corporation              Real Estate                         2.53%
SunAmerica, Inc.                                Insurance                           2.51%
Philip Morris Companies                         Consumer Products                   2.49%
The Allstate Corp.                              Insurance                           2.48%
Morgan Stanley Group, Inc.                      Financial                           2.46%
First Bank Systems, Inc.                        Bank & Savings & Loans              2.45%



SELECTED AMERICAN SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996

===================================================================================================================================

New Positions Added (1/1/96-12/31/96)
(Highlighted Positions are those greater than 0.99% of Total Assets)

                                                                                          Date of 1st               % of 12/31/96
Security                                              Sector                               Purchase                  Fund Assets
--------                                              ------                              -----------               -------------
360 (Degree) Communications Company                   Telecommunications                    12/96/96                     0.08%
Adobe Systems, Inc.                                   Technology                             4/12/96                       -
Airtouch Pfd C 4.25%                                  Telecommunications                     9/12/96                     0.07%
Alliance Capital                                      Financial                              1/29/96                       -
Applied Materials, Inc.                               Technology                             1/19/96                     0.81%
Archer-Daniels-Midland Co.                            Agriculture                            4/30/96                     0.94%
Avalon Properties, Inc.                               Real Estate                            1/12/96                     0.20%
Bankamerica Corp.                                     Banks and Savings and Loans            9/12/96                     1.88%
Barnett Banks, Inc.                                   Banks and Savings and Loans            4/15/96                     0.56%
Boeing Co.                                            Aerospace                              6/16/96                     1.85%
Burlington Northern                                   Railroad                               8/15/96                     1.25%
Cali Realty Corp.                                     Real Estate                             8/7/96                     0.25%
Citicorp                                              Banks and Savings and Loans             1/9/96                     2.28%
Cooper Cameron Corp.                                  Energy                                10/17/96                     0.97%
Delta Air Lines, Inc.                                 Airlines                               7/11/96                       -
Devon Financing Trust                                 Oil & Gas                              12/2/96                     0.71%
Eli Lilly & Co.                                       Pharmaceutical and Health Care        10/14/96                     0.55%
Falcon Drilling Company                               Energy                                12/10/96                     0.13%
General Motors Class H                                Automobiles                            9/20/96                     0.61%
Guinness PLC                                          Beverages                               3/6/96                        -
Halliburton Co.                                       Energy                                  7/2/96                     1.72%
Host Marriott Services Corp.                          Real Estate                             1/2/96                        -
International Business Machines                       Technology                             10/2/96                     2.29%
Kimberly-Clark Corporation                            Paper Products                         4/16/96                     0.48%
Komag Inc.                                            Technology                             8/27/96                     0.82%
Martin Marietta Material                              Building Materials                     10/7/96                     1.18%
Masco Corporation                                     Building Materials                    11/20/96                     0.86%
Merck & Co., Inc.                                     Pharmaceutical and Health Care         2/22/96                     0.46%
NAC Re Corp.                                          Insurance                              4/22/96                        -
Noble Affilates, Inc.                                 Energy                                 1/19/96                     0.71%
Noble Affilates, Inc., Conv. Sub.
  Note, 4.25%, 11/1/03                                Energy                                  2/5/96                       -
Noble DrillingEnergy6/26/960.54%
Novellus Systems, Inc.                                Technology                             3/25/96                     0.84%
NUI Corp.                                             Utilities                              5/20/96                       -
Patriot American Hospitality                          Real Estate                            7/23/96                     0.09%
Philip Morris Companies                               Consumer Products                     10/28/96                     2.44%
Schlumberger Ltd.                                     Energy                                 2/29/96                     1.52%
Signet Banking Corp.                                  Banks and Savings and Loans            3/21/96                       -
Sizeler Property Investors Inc.                       Real Estate                            3/20/96                     0.19%
Smith International                                   Energy                                 9/12/96                     0.32%



SELECTED AMERICAN SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996
===================================================================================================================================

New Positions Added (1/1/96-12/31/96) - Continued
(Highlighted Positions are those greater than 0.99% of Total Assets)

                                                                                         Date of 1st               % of 12/31/96
Security                                              Sector                               Purchase                  Fund Assets
--------                                              ------                              -----------               -------------
State Street Boston Corp.                             Banks and Savings and Loans            7/17/96                     0.84%
Transatlantic Holdings                                Insurance                             10/28/96                     0.76%
Travelers/Aetna Property Casualtty Corp.
  Class A                                             Insurance                              4/22/96                       -
Union Pacific Corp.                                   RailRoad                                2/6/96                     0.83%
Union Pacific Resources                               Energy                                10/16/96                     0.18%
Unocal Corp.                                          Energy                                 5/16/96                       -




Positions Closed (1/1/96-12/31/96) (Gains and losses greater than $3 million are highlighted)
Security                                              Sector                            Date of Final Sale           Gain/(Loss)
--------                                              ------                            ------------------           ----------
Adobe Systems, Inc.                                   Technology                             7/24/96               (2,038,617)
Alliance Capital                                      Financial                              5/15/96                   71,893
Amerada Hess Corp.                                    Energy                                 7/11/96                  712,074
Amoco Corp.                                           Energy                                  3/1/96                  137,843
AMR Corp.                                             Airlines                               6/25/96                  733,658
Coca Cola Company                                     Food/Beverage & Restaurant            12/20/96               15,497,027
Delta Air Lines, Inc., Depository
  Shares, $3.50, Ser. C Conv. Pfd.                    Airlines                               9/11/96                  280,507
Equifax, Inc.                                         Financial                              4/16/96                1,323,083
Guinness PLC ORD                                      Beverages                             12/16/96                   10,328
Home Depot, Inc.                                      Retail                                 10/2/96                  998,775
Host Marriott Corp.                                   Real Estate                           11/20/96                4,912,314
Host Marriott Services Corp.                          Real Estate                            3/21/96                   31,663
MCI Communications Corp.                              Telecommunications                    11/12/96                5,125,935
Merry Land & Investment Co., Inc.                     Real Estate                            6/24/96                   31,776
Mid-America Apartment Communities, Inc.               Real Estate                            9/16/96                  (37,330)
MidAmerica Energy Co.                                 Utilities                              3/14/96                1,051,413
Mitsubishi Bank Ltd., 3.00%, 11/30/02                 Banks and Savings and Loans           12/16/96                   48,875
NAC Re Corp.                                          Insurance                              10/7/96                  124,726
National Re Corp.                                     Insurance                              9/20/96                8,647,625
Northern Trust Corp.                                  Banks and Savings and Loans             5/8/96                2,295,292
Norwest Corp.                                         Banks and Savings and Loans            1/15/96                  122,885
NUI Corp.                                             Utilities                               8/8/96                  (10,705)
Panenergy Corp.                                       Energy                                11/27/96                5,678,444
Risk Captial Holdings, Inc.                           Insurance                             11/19/96               (1,235,000)
Salomon Inc. - Hewlett-Packard Company,
  ELK, 5.25%, 01/01/97                                Electronics                             5/1/96                2,091,737
The Segrams Co. Ltd.                                  Consumer Products                      12/2/96                  489,525
Security Capital Industrial Trust, 7.00%,
  Ser. B Cum. Conv. Pfd.                              Real Estate                           11/20/96                   11,785


SELECTED AMERICAN SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996
===================================================================================================================================
Positions Closed (1/1/96-12/31/96) (Gains and losses greater than $3 million are highlighted) - Continued

Security                                              Sector                            Date of Final Sale           Gain/(Loss)
--------                                              ------                            ------------------           ----------
Signet Banking Corp.                                  Banks and Savings and Loans            6/27/96                 (100,822)
Sovran Self Storage Inc.                              Real Estate                            7/26/96                   80,995
Storage USA, Inc.                                     Real Estate                            8/16/96                  283,859
Tandy Corp.                                           Retail                                 4/17/96                    5,849
Texaco Inc.                                           Energy                                  3/1/96                  811,201
Texas Instruments, Inc.                               Electronics                             6/5/96                4,802,496
Transport Holdings, Inc., Class A                     Insurance                             11/20/96                  101,596
Travelers/Aetna Property Casualtty
  Corp. Class A                                       Insurance                               5/7/96                   62,020
Tyson Foods, Inc., Class A                            Food/Beverage & Restaurant            11/15/96                2,009,336
Union Camp Corp.                                      Paper Products                         3/18/96               (1,991,067)
Unocal Corp.                                          Energy                                10/22/96                  169,524
Unocal Corp., 3.50%, Conv. Pfd.                       Energy                                10/22/96                  199,600
UNUM Corp.                                            Insurance                             12/16/96                1,418,632
Weyerhaeuser Co.                                      Timber Products                         3/4/96                  (18,137)

SELECTED AMERICAN SHARES, INC.
Comparison of Selected American Shares, Inc. and Standard & Poor's 500
Stock Index

============================================================================

Average Annual Total Return For the Periods ended December 31, 1996.

           One Year..................................   30.74%
           Five Years................................   14.26%
           Ten Years.................................   14.92%

$10,000 invested over ten years. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1986. As the chart below shows, by December 31, 1996 the value of your investment would have grown to $40,229 - a 302.29% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.


Graph omitted- details of graph are as follows:



 Measurement period         Selected American                S&P 500
                                 Shares, Inc.                 Index
 ------------------        -------------------               -------

    FYE 12/31/86                    10,000                    10,000
    FYE 12/31/87                    10,023                    10,518
    FYE 12/31/88                    12,230                    12,254
    FYE 12/31/89                    14,685                    16,123
    FYE 12/31/90                    14,112                    15,622
    FYE 12/31/91                    20,640                    20,361
    FYE 12/31/92                    21,835                    21,910
    FYE 12/31/93                    23,019                    24,104
    FYE 12/31/94                    22,283                    24,431
    FYE 12/31/95                    30,771                    33,580
    FYE 12/31/96            	    40,229	                  41,269

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


SELECTED SPECIAL SHARES, INC.
Portfolio Holdings - At December 31, 1996
==============================================================================

Chart omitted. Details of chart are as follows:




    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------


    Common Stocks                 98.0%
    Cash & Cash Equivalents        2.0%



Chart omitted. Details of chart are as follows:




    Sector Weightings                  % of Portfolio
    -----------------                  --------------


    Electronics                        6.7%
    Insurance                          4.2%
    Communications                     6.0%
    Healthcare                         5.4%
    Diversified Financial Services    13.9%
    Industrial Products                6.9%
    Services                          10.9%
    Energy                             3.6%
    Information Processing            16.8%
    Entertainment/Leisure Time         4.8%
    Retail                            11.9%
    Other                              8.9%




Top 10 Holdings
Stock                                                 Sector                              % of Fund Assets
-----                                                 ------                              ----------------
Computer Sciences Corporation                         Information Processing - Services        3.95%
Washington Mutual, Inc.                               Financial Services                       3.12%
Regal Cinemas, Inc.                                   Entertainment/Leisure Time               2.98%
Tiffany & Co.                                         Retailing                                2.93%
Northern Trust Company                                Financial Services                       2.90%
Interim Services, Inc.                                Services - Temporary Help                2.56%
Robert Half International, Inc.                       Services - Temporary Help                2.53%
W.R. Berkley Corporation                              Insurance                                2.48%
Computer Associates International, Inc.               Information Processing -Software         2.39%
MFS Communications Company, Inc.                      Communications                           2.18%



SELECTED SPECIAL SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996
==================================================================================================================================

New Positions Added (1/1/96-12/31/96)
(Highlighted Positions are those greater than 0.99% of Total Assets)

                                                                                            Date of 1st            % of 12/31/96
Security                                              Sector                                  Purchase               Fund Assets
--------                                              ------                                 -----------           -------------
Acceler8 Technology                                   Information
Processing -Software11/19/960.33%
Affinity Technology Group, Inc.                       Information Processing -Software         4/25/96                  0.22%
Alkermes, Inc.                                        Healthcare                              10/30/96                  0.74%
Allstate Corporation                                  Insurance                                1/18/96                    -
America Online, Inc.                                  Technology                               1/23/96                    -
American Express Co.                                  Financial Services                       11/6/96                  1.81%
APAC Teleservices, Inc.                               Information Processing -Services        12/13/96                  1.23%
Automatic Data Processing, Inc.                       Information Processing -Services         3/14/96                  0.69%
Barnett Business Systems, Inc.                        Services - Temporary Help                 7/2/96                  0.98%
Biacore International, AB - ADS                       Healthcare                              11/26/96                  1.25%
Billing Information Concepts Corporation              Information Processing -Services         9/24/96                  0.92%
BioChem Pharmaceuticals, Inc.                         Healthcare                               5/21/96                  1.21%
Black Box Corporation                                 Electronics                             12/12/96                  0.99%
C-Cube Microsystems, Inc.                             Technology                               5/13/96                    -
Carbo Ceramics, Inc.                                  Energy                                   4/22/96                  0.50%
Cardiothoractic Systems, Inc.                         Healthcare                               4/18/96                  0.44%
Children's Comprehensive Services, Inc.               Services -Education                      8/15/96                  0.53%
Claremont Technology Group, Inc.                      Information Processing -Services        11/12/96                  1.26%
Computer Associates International, Inc.               Information Processing -Software        10/10/96                  2.39%
Computer Sciences Corporation                         Information Processing -Services         7/23/96                  3.95%
Conducuts, Inc.                                       Communications                            5/3/96                  0.10%
Continuum Company, Inc.                               Information Processing -Services         1/11/96                    -
CYTYC Corporation                                     Healthcare                              12/16/96                  0.65%
Data Processing                                       Information Technology Specialty
                                                        Staffing Services                       3/5/96                    -
Dell Computer Corporation                             Information Processing - Office
                                                        Equipment                             12/20/96                  1.11%
Diamond Offshore Drilling, Inc.                       Energy                                   5/20/96                  1.42%
Donna Karan International, Inc.                       Apparel                                   7/1/96                    -
Doubletree Corp.                                      Lodging                                 11/11/96                    -
Employee Solutions, Inc.                              Services - Temporary Help                 7/9/96                  0.66%
Engineering Animation                                 Technology                               2/28/96                    -
Fastenal Company                                      Industrial Products                     10/16/96                  1.10%
Garden Botanika, Inc.                                 Retailing                                5/21/96                    -
Gargoyles, Inc.                                       Apparel                                  9/26/96                    -
Global Marine, Inc.                                   Energy                                  12/20/96                  0.66%
Guidant Corp.                                         Healthcare                              10/14/96                    -
Harmen International Industries                       Entertainment                            5/15/96                    -
Hyperion Software Corp.                               Information Processing -Services          2/7/96                    -
Informix Corp.                                        Information Processing - Software        1/30/96                    -
Ingram Micro, Inc.                                    Electronics                             10/31/96                  0.92%


SELECTED SPECIAL SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996
==================================================================================================================================

New Positions Added (1/1/96-12/31/96) - Continued
(Highlighted Positions are those greater than 0.99% of Total Assets)
                                                                                            Date of 1st            % of 12/31/96
Security                                              Sector                                 Purchase               Fund Assets
--------                                              ------                                -----------            -------------
Input/Output, Inc.                                    Energy                                   7/23/96                  0.44%
Intel Corporation                                     Electronics                             10/24/96                  2.10%
International Business Machines                       Information Processing -
                                                        Office Equipment                      11/12/96                  1.69%
Kent Electronics Corporation                          Electronics                             12/10/96                  1.24%
Labor Ready, Inc.                                     Services - Temporary Help                6/13/96                  0.76%
Landry's Seafood Restaurants, Inc.                    Restaurants                              5/29/96                  1.03%
Lear Corporation                                      Automotive/Heavy Equipment                7/9/96                  1.64%
Loehmann's, Inc.                                      Retailing                                9/12/96                  1.11%
Loral Space & Communications Ltd.                     Communications                           4/25/96                  1.18%
Lucent Technologies, Inc.                             Communications                          11/14/96                  0.74%
Manpower, Inc.                                        Services - Temporary Help                7/10/96                    -
MFS Communications Company, Inc.                      Communications                           4/29/96                  2.18%
MSB Bancorp, Inc.                                     Financial Services                        1/5/96                  0.47%
Mycogen Corporation                                   Biotechnology                            2/12/96                    -
Neurex Corporation                                    Healthcare                               4/30/96                  0.97%
Nike Inc.                                             Apparel                                  11/1/96                  0.48%
Office Depot Inc.                                     Retailing                                1/24/96                    -
OzEmail Ltd. - ADS                                    Communications                           5/28/96                  0.61%
Park Electrochemical Corp.                            Industrial Products                      4/12/96                    -
Paychex, Inc.                                         Information Processing - Services        6/27/96                  1.24%
PETsMart, Inc.                                        Retailing                                6/27/96                  1.23%
Premier Parks Inc.                                    Resorts/Theme parks                      5/29/96                    -
Quality Dining, Inc.                                  Restaurants                              6/21/96                    -
The Registry, Inc.                                    Services - Temporary Help                 6/5/96                  0.78%
RMH Teleservices                                      Outbound Teleservices                    9/18/96                    -
Rockshox, Inc.                                        Entertainment/Leisure Time               12/2/96                  0.81%
Rowan Companies, Inc.                                 Energy                                  12/24/96                  0.54%
Sak's Holdings, Inc.                                  Retailing                                 7/8/96                  0.86%
SAP AG                                                Information Processing                    8/9/96                    -
Seachange International, Inc.                         Information Processing -Software         11/4/96                  1.02%
Solectron Corporation                                 Electronics                             12/10/96                  1.32%
Staples, Inc.                                         Retailing                                 9/5/96                    -
Steinway Musical Instruments                          Household Products                        8/1/96                    -
Studio Plus Hotels, Inc.                              Lodging                                  11/5/96                  0.25%
Suburban Lodges of America                            Lodging                                  5/22/96                    -
ThermoLase Corporation                                Technology                               3/15/96                    -
ThermoQuest Corporation                               Industrial Products                      3/19/96                  1.05%
U.S. Satelite Broadcasting Company                    Communications                           1/31/96                    -
UroCor, Inc.                                          Healthcare                               5/16/96                    -
USCS International, Inc.                              Information Processing -Services         6/20/96                  0.41%
Viking Office Products, Inc.                          Retailing                                9/11/96                  0.43%



SELECTED SPECIAL SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996
==================================================================================================================================

Positions Closed (1/1/96-12/31/96)
(Gains and losses greater than $500,000 are highlighted)

Security                                              Sector                                Date of Final Sale     Gain/(Loss)
--------                                              ------                                ------------------     ----------
Alex Brown, Inc.                                      Financial Services                          2/29/96             465,419
Allstate Corporation                                  Insurance                                   3/28/96              27,420
America Online, Inc.                                  Technology                                  2/27/96              85,236
Analog Devices, Inc.                                  Technology -Semiconductors/Equipment        3/25/96             220,925
Applied Materials, Inc.                               Technology -Semiconductors/Equipment        3/28/96             280,438
AVX Corp.                                             Industrial Products                         6/17/96            (543,057)
Ballard Medical Products                              Healthcare Products                         7/31/96              61,459
C-Cube Microsystems, Inc.                             Technology                                 10/22/96            (452,444)
C.P. Clare Corporation                                Industrial Products                         9/10/96            (192,244)
Case Corporation                                      Automotive/Heavy Equipment                  6/27/96             (23,426)
Ciber, Inc.                                           Information Processing - Services           1/23/96                  83
Danka Business Systems PLC - ADR                      Information Processing - Office
                                                        Equipment                                  1/3/96              15,885
Data Processing                                       Information Technology Specialty
                                                        Staffing Services                          3/8/96               6,250
Donna Karan International, Inc.                       Apparel                                     9/19/96            (216,959)
Doubletree Corp.                                      Lodging                                     12/3/96               5,808
Dow Jones & Company, Inc.                             Financial Services                          5/16/96              (8,663)
DST Systems, Inc.                                     Information Processing - Services           11/7/96             121,301
Engineering Animation                                 Technology                                  2/29/96               3,750
First Data Corporation                                Information Processing - Services           3/28/96             154,928
Fritz Companies, Inc.                                 Transportation                               2/6/96             875,756
Fusion Systems Corporation                            Technology -Semiconductors/Equipment        7/29/96            (350,833)
Garden Botanika, Inc.                                 Retailing                                   5/22/96              12,000
Gargoyles, Inc.                                       Apparel                                     10/8/96               2,188
Gaylord Entertainment Company                         Entertainment                              11/29/96              59,715
General Motors Corporation, Class E                   Information Processing -Services            3/28/96             120,031
Guidant Corp.                                         Healthcare                                 11/12/96              56,534
Harmen International Industries                       Entertainment                              12/19/96             122,852
Heathsource, Inc.                                     Healthcare Services                         1/15/96             116,102
Hyperion Software Corp.                               Information Processing - Services            3/1/96              17,344
Infinity Broadcasting Corporation                     Communications                              6/10/96             160,036
Informix Corp.                                        Information Processing - Software          10/18/96            (112,344)
Kansas City Southern Industries, Inc.                 Transportation                              7/17/96             (46,812)
KEMET Corporation                                     Industrial Products                         6/13/96            (347,793)
Kennametal, Inc.                                      Industrial Products                         11/4/96               1,219
KLA Instruments Corporation                           Technology -Semiconductors/Equipment         1/3/96             (33,750)
Lam Research Corporation                              Technology -Semiconductors/Equipment        6/12/96             (89,199)
Loral Corporation                                     Technology - Other                          4/25/96           1,293,713
LSI Logic Corporation                                 Technology -Semiconductors/Equipment         3/7/96             (83,132)
Manpower, Inc.                                        Services - Temporary Help                  10/23/96            (150,153)
Markel Corporation                                    Insurance                                    2/5/96             360,813
Merck & Company, Inc.                                 Healthcare Products                         3/28/96             236,469


SELECTED SPECIAL SHARES, INC.
Portfolio Activity - January 1, 1996 through December 31, 1996

==================================================================================================================================

Positions Closed (1/1/96-12/31/96)
(Gains and losses greater than $500,000 are highlighted)


Security                                              Sector                                Date of Final Sale     Gain/(Loss)
--------                                              ------                                ------------------     ----------
Micros Systems, Inc.                                  Lodging                                     12/5/96            (222,809)
Microwave Power Devices, Inc.                         Communications                              2/16/96               1,250
Mineral Technologies, Inc.                            Industrial Products                          3/4/96             (85,488)
Mycogen Corporation                                   Biotechnology                               3/25/96              (9,375)
Nokia Corp. - ADR                                     Communications                              1/18/96             (11,212)
Oakley, Inc.                                          Apparel                                    11/18/96              44,064
Office Depot Inc.                                     Retailing                                   2/13/96             (23,754)
OfficeMax, Inc.                                       Retailing                                  11/21/96             150,458
PairGain Technologies, Inc.                           Communications                              3/13/96             570,530
Park Electrochemical Corp.                            Industrial Products                         6/18/96            (135,430)
Pepsi Cola Puerto Rico Bottling Company               Food & Beverage                             5/23/96             (29,767)
Pixar, Inc.                                           Entertainment                              11/25/96            (171,460)
Premier Parks Inc.                                    Resorts/Theme parks                         6/18/96               7,200
Quality Dining, Inc.                                  Restaurants                                 7/31/96               1,000
Red Lion Hotels, Inc.                                 Lodging                                    11/11/96           1,000,983
RMH Teleservices                                      Outbound Teleservices                       9/30/96               3,250
SAP AG                                                Information Processing                     12/11/96             (33,750)
Sola International, Inc.                              Apparel                                     12/5/96             404,257
Sonoco Products Company                               Packaging                                   11/5/96             160,388
Staples, Inc.                                         Retailing                                  10/28/96               4,413
Steinway Musical Instruments                          Household Products                          10/3/96             (25,189)
StrataCom, Inc.                                       Communications                              3/13/96             178,374
Suburban Lodges of America                            Lodging                                     6/10/96               4,375
Sunglass Hut International                            Retailing                                  11/15/96            (414,344)
Talbots, Inc.                                         (The)Retailing                              3/13/96             (39,291)
Tencor Instruments                                    Technology-Semiconductors/Equipment         6/12/96             (25,974)
Thermo Electron Corporation                           Technology - Other                         11/26/96           1,006,391
ThermoLase Corporation                                Technology                                 10/23/96            (109,817)
U.S. Satelite Broadcasting Company                    Communications                             12/19/96            (736,963)
Universal Stainless & Alloy Products, Inc.            Metals                                      1/29/96              65,125
UroCor, Inc.                                          Healthcare                                 10/22/96              13,000
Vishay Intertechnology Group, Inc.                    Industrial Products                         3/25/96            (218,120)
Waters Corporation                                    Industrial Products                         8/12/96             495,906
Worldcom, Inc.                                        Communications                              7/16/96             450,312



SELECTED SPECIAL SHARES, INC.
Comparison of Selected Special Shares, Inc. and
Standard & Poor's 500 Stock Index

=========================================================================

Average Annual Total Return For the Periods ended December 31, 1996.

                  One Year...........................   11.86%
                  Five Years.........................   11.95%
                  Ten Years..........................   12.27%

$10,000 invested over ten years. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1986. As the chart below shows, by December 31, 1996 the value of your investment would have grown to $31,837 - a 218.37% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.


Graph omitted- details of graph are as follows:



 Measurement period         Selected Special              S&P 500
                                 Shares, Inc.                 Index
    ------------------        -------------------         ---------------

    FYE 12/31/86                    10,000                    10,000
    FYE 12/31/87                    10,045                    10,518
    FYE 12/31/88                    12,010                    12,254
    FYE 12/31/89                    15,483                    16,123
    FYE 12/31/90                    14,419                    15,622
    FYE 12/31/91                    18,101                    20,361
    FYE 12/31/92                    19,627                    21,910
    FYE 12/31/93                    21,737                    24,104
    FYE 12/31/94                    21,202                    24,431
    FYE 12/31/95                    28,461                    33,580
    FYE 12/31/96            	    31,837	                  41,269

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


Selected U.S. Government Income Fund
Comparison of U.S. Government Income Fund and the Lehman Brothers Intermediate Term U.S. Treasury Securities Index
===============================================================================


Average Annual Total Return For the Periods ended December 31, 1996.

                          One Year...................... 2.85%
                          Five Years.................... 5.66%
                          Life of Fund.................. 6.83%

$10,000 invested over the life of the Fund. Let's say you invested $10,000 in U.S. Government Income Fund ("SUSGIF") on November 24, 1987
(inception of the Fund). As the chart below shows, by December 31, 1996 the value of your investment would have grown to $18,218 - an 82.18% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


Graph omitted- details of graph are as follows:

											              Lehman Brothers
														  Intermediate Term U.S.
 Measurement period         Selected U.S. Government      Treasury Securities
                                 Income Fund                 Index
    ------------------        -------------------         ---------------

    FYE 11/24/87                    10,000                    10,000
    FYE 12/31/87                    10,104                    10,132
    FYE 12/31/88                    10,407                    10,781
    FYE 12/31/89                    11,291                    12,148
    FYE 12/31/90                    12,253                    13,309
    FYE 12/31/91                    13,856                    15,191
    FYE 12/31/92                    14,580                    16,250
    FYE 12/31/93                    15,773                    17,592
    FYE 12/31/94                    15,340                    17,231
    FYE 12/31/95                    17,796                    19,727
    FYE 12/31/96            	    18,218	                  20,510


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective.
Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED AMERICAN SHARES, INC.


                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK - (95.85%)

  AEROSPACE - (1.85%)
     240,000     Boeing Co........................................................................................  $   25,530,000
                                                                                                                    --------------
  AGRICULTURE - (0.95%)
     592,500     Archer-Daniels-Midland Co........................................................................      13,035,000
                                                                                                                    --------------
  AUTOMOBILES - (2.53%)
     475,000     General Motors Corp..............................................................................      26,481,250
     150,000     General Motors Class H...........................................................................       8,437,500
                                                                                                                    --------------
                                                                                                                        34,918,750
                                                                                                                    --------------
  BANKS AND SAVING AND LOAN ASSOCIATIONS - (12.26%)
     217,500     Banc One Corp....................................................................................       9,352,500
     260,000     Bankamerica Corp.................................................................................      25,935,000
     188,680     Barnett Banks, Inc...............................................................................       7,759,465
     305,465     Citicorp.........................................................................................      31,462,895
     488,434     First Bank Systems, Inc..........................................................................      33,335,621
     183,800     Golden West Financial Corp.......................................................................      11,602,375
     179,700     State Street Boston Corp.........................................................................      11,590,650
     140,000     Wells Fargo & Co.................................................................................      37,765,000
                                                                                                                    --------------
                                                                                                                       168,803,506
                                                                                                                    --------------
  BUILDING MATERIALS - (2.06%)
     700,600     Martin Marietta Material.........................................................................      16,288,950
     330,000     Masco Corporation................................................................................      11,880,000
                                                                                                                    --------------
                                                                                                                        28,168,950
                                                                                                                    --------------
  CONSUMER PRODUCTS - (3.30%)
     150,000     The Gillette Co..................................................................................      11,662,500
     300,000     Phillip Morris Companies.........................................................................      33,787,500
                                                                                                                    --------------
                                                                                                                        45,450,000
                                                                                                                    --------------
  ENERGY - (8.41%)
     625,000     Burlington Resources, Inc........................................................................      31,484,375
     175,000     Cooper Cameron Corp.<F1>.........................................................................      13,387,500
      45,900     Falcon Drilling Company<F1>......................................................................       1,801,575
     395,000     Halliburton Co...................................................................................      23,798,750
     205,985     Noble Affiliates, Inc............................................................................       9,861,532
     375,000     Noble Drilling Corp.<F1>.........................................................................       7,453,125
     210,000     Schlumberger Ltd.................................................................................      20,973,750
     100,000     Smith International<F1>..........................................................................       4,487,500
      84,694     Union Pacific Resources..........................................................................       2,477,300
                                                                                                                    --------------
                                                                                                                       115,725,407
                                                                                                                    --------------
ENTERTAINMENT - (0.89%)
     175,000     The Walt Disney Co...............................................................................      12,184,375
                                                                                                                    --------------


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED AMERICAN SHARES, INC. - Continued
                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK - Continued

  FINANCIAL - (15.24%)
     845,000     American Express Co..............................................................................  $   47,742,500
     329,831     Dean Witter, Discover & Co.......................................................................      21,851,304
     390,700     Donaldson, Lufkin & Jenrette, Inc................................................................      14,065,200

     275,000     Federal Home Loan Mortgage Corp..................................................................      30,284,375
     235,000     J.P. Morgan & Co., Inc...........................................................................      22,941,875
     585,800     Morgan Stanley Group Inc.........................................................................      33,463,825
     867,889     Travelers Group Inc..............................................................................      39,380,463
                                                                                                                    --------------
                                                                                                                       209,729,542
                                                                                                                    --------------
  FOOD/BEVERAGE & RESTAURANT _ (1.95%)
     595,000     McDonald's Corp..................................................................................      26,923,750
                                                                                                                    --------------

  INSURANCE - (14.45%)
     582,514     The Allstate Corp................................................................................      33,712,998
     225,000     American International Group,Inc.................................................................      24,356,250
     348,000     W.R. Berkley Corp................................................................................      17,661,000
     450,400     Chubb Corp.......................................................................................      24,209,000
     500,000     Equitable Companies Inc..........................................................................      12,312,500
     170,200     General Re Corp..................................................................................      26,849,050
     225,000     Progressive Corp. (Ohio).........................................................................      15,159,375
     769,904     SunAmerica, Inc..................................................................................      34,164,490
     130,000     Transatlantic Holdings...........................................................................      10,465,000
                                                                                                                    --------------
                                                                                                                       198,889,663
                                                                                                                    --------------
  PAPER PRODUCTS - (1.63%)
     415,200     Fort Howard Corp.<F1>............................................................................      11,495,850
     264,500     Jefferson Smurfit Corporation<F1>................................................................       4,248,531
      70,000     Kimberly-Clark Corp..............................................................................       6,667,500
                                                                                                                    --------------
                                                                                                                        22,411,881
                                                                                                                    --------------
  PHARMACEUTICAL AND HEALTH CARE - (3.91%)
     300,000     Johnson & Johnson................................................................................      14,925,000
     105,000     Lilly Eli & Co...................................................................................       7,665,000
      80,000     Merck & Co., Inc.................................................................................       6,340,000
     300,000     Pfizer Inc.......................................................................................      24,862,500
                                                                                                                    --------------
                                                                                                                        53,792,500
                                                                                                                    --------------
  PHOTOGRAPHIC - (1.32%)
     227,000     Eastman Kodak Co.................................................................................      18,216,750
                                                                                                                    --------------
  PUBLISHING - (2.72%)
     236,200     Gannett Co., Inc.................................................................................      17,685,475
     250,000     Tribune Co.......................................................................................      19,718,750
                                                                                                                    --------------
                                                                                                                        37,404,225
                                                                                                                    --------------
SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December  31, 1996
SELECTED AMERICAN SHARES, INC. - Continued
                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK - Continued

  RAILROAD - (3.24%)
     200,000     Burlington Northern..............................................................................  $   17,275,000
     500,400     Illinois Central Corp............................................................................      16,012,800
     190,000     Union Pacific Corp...............................................................................      11,423,750
                                                                                                                    --------------
                                                                                                                        44,711,550
                                                                                                                    --------------
  REAL ESTATE - (7.24%)
      94,100     Avalon Properties, Inc...........................................................................       2,705,375
      77,000     Bay Apartment Communities, Inc...................................................................       2,772,000
     110,000     Cali Realty Corp.................................................................................       3,396,250
     112,500     Capstead Mortgage Corp...........................................................................       2,700,000
   1,051,194     Centerpoint Properties Corporation...............................................................      34,426,604
      91,500     Federal Realty Investment Trust..................................................................       2,481,938
     150,000     Kimco Realty Corp................................................................................       5,231,250
      27,300     Patriot American Hospitality.....................................................................       1,177,313
     157,500     Public Storage, Inc..............................................................................       4,882,500
     272,500     Saul Centers, Inc................................................................................       4,325,938
     270,500     Sizeler Property Investors Inc...................................................................       2,603,563
     406,900     Vornado Realty Trust.............................................................................      21,362,250
     287,300     Weingarten Realty Investors......................................................................      11,671,563
                                                                                                                    --------------
                                                                                                                        99,736,544
                                                                                                                    --------------
  RETAIL - (0.69%)
     205,000     Harcourt General, Inc............................................................................       9,455,625
                                                                                                                    --------------

  TECHNOLOGY - (9.93%)
     310,000     Applied Materials, Inc.<F1>......................................................................      11,140,625
     548,000     Hewlett-Packard Co...............................................................................      27,537,000
     330,000     Intel Corp.......................................................................................      43,209,375
     210,000     International Business Machines..................................................................      31,710,000
     420,000     Komag Inc.<F1>...................................................................................      11,392,500
     215,000     Novellus Systems, Inc.<F1>.......................................................................      11,650,313
                                                                                                                    --------------
                                                                                                                       136,639,813
                                                                                                                    --------------
  TELECOMMUNICATIONS - (1.28%)
     653,000     AirTouch Communications, Inc.<F1>................................................................      16,488,250
      50,000     360 (Degree) Communications Company<F1>..........................................................       1,156,250
                                                                                                                    --------------
                                                                                                                        17,644,500
                                                                                                                    --------------
                           Total Common Stock - (identified cost $883,379,397)....................................   1,319,372,331
                                                                                                                    --------------




SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31,1996
SELECTED AMERICAN SHARES, INC. - Continued
                                                                                                                           VALUE
SHARES/PRINCIPAL                                                                                                         (NOTE 1)
==================================================================================================================================

  CONVERTIBLE PREFERRED STOCK - (2.24%)
      20,600     AirTouch Communications, Inc.....................................................................  $      932,150
       50,00     0Banc One Pfd., $3.50, Ser. C Conv. Pfd..........................................................       4,150,000
     150,000     Devon Financing Trust............................................................................       9,881,250
     899,000     The News Corp. Ltd., Sponsored ADR Pfd...........................................................      15,844,871
                                                                                                                    --------------
                           Total Convertible Preferred Stock - (identified cost $28,900,860)......................      30,808,271
                                                                                                                    --------------

  CONVERTIBLE BONDS - (0.69%)
$  4,000,000     Chevron Corp., Exchangeable Sr. Deb., 6.50%, 01/15/03............................................       6,020,000
   3,000,000     Equitable Companies Inc., 6.125%, 12/15/24.......................................................       3,420,000
                                                                                                                    --------------
                           Total Convertible Bonds - (identified cost $8,115,000).................................       9,440,000
                                                                                                                    --------------

  SHORT TERM - (0.91%)
  12,605,000     State Street Bank and Trust Company Repurchase Agreement, 5.50%, 01/02/97,
                   dated 12/31/96, repurchased value of $12,608,852  (collateralized by $12,860,000 par value U.S. Treasury Notes, 4.75%, 08/31/98, market value $12,860,917)
                   - (identified cost $12,605,000)................................................................      12,605,000
                                                                                                                    --------------


                           TOTAL INVESTMENTS - (99.69%) - (identified cost $933,000,257) - <F2>...................   1,372,225,602
                           OTHER ASSETS LESS LIABILITIES_ (0.31%).................................................       4,240,536
                                                                                                                    --------------
                                NET ASSETS _ (100%)...............................................................  $1,376,466,138
                                                                                                                    ==============


<F1> Non-Income Producing Security
<F2> Aggregate cost for Federal Income Tax purposes is $933,000,257.  At December  31, 1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                           Unrealized appreciation................................................................  $  442,517,076
                           Unrealized depreciation................................................................     (3,291,731)
                                                                                                                    --------------
                           Net unrealized appreciation............................................................  $  439,225,345
                                                                                                                    ==============








See Notes to Financial Statements.



SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED SPECIAL SHARES, INC.

                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK - (97.97%)

  APPAREL - (1.13%)
     35,000     Cutter & Buck, Inc<F1>...........................................................................  $      406,875
      5,000     Nike Inc.........................................................................................         298,750
                                                                                                                   --------------
                                                                                                                          705,625
                                                                                                                   --------------
  AUTOMOTIVE/HEAVY EQUIPMENT - (1.64%)
     30,000     Lear Corporation<F1>.............................................................................       1,023,750
                                                                                                                   --------------

  CHEMICALS - (2.08%)
     48,000     OM Group, Inc....................................................................................       1,296,000

  COMMUNICATIONS - (5.84%)
     10,000     Cisco Systems, Inc.<F1>..........................................................................         636,250
     10,000     Conductus, Inc.<F1>..............................................................................          65,000
     40,000     Loral Space & Communications Ltd.<F1>............................................................         735,000
     10,000     Lucent Technologies, Inc.........................................................................         462,500
     25,000     MFS Communications Company, Inc.<F1>.............................................................       1,362,500
     45,000     OzEmail Ltd. <F1> - ADS..........................................................................         382,500
                                                                                                                   --------------
                                                                                                                        3,643,750
                                                                                                                   --------------
  ELECTRONICS - (6.56%)
     15,000     Black Box Corporation<F1>........................................................................         618,750
     25,000     Ingram Micro, Inc.<F1>...........................................................................         575,000
     10,000     Intel Corporation................................................................................       1,309,375
     30,000     Kent Electronics Corporation <F1>................................................................         772,500
     15,400     Solectron Corporation<F1>........................................................................         821,975
                                                                                                                   --------------
                                                                                                                        4,097,600
                                                                                                                   --------------
  ENERGY - (3.57%)
     15,000     Carbo Ceramics, Inc..............................................................................         315,000
     15,500     Diamond Offshore Drilling, Inc. <F1>.............................................................         883,500
     20,000     Global Marine, Inc.<F1>..........................................................................         412,500
     15,000     Input/Output, Inc.<F1>...........................................................................         277,500
     15,000     Rowan Companies, Inc.<F1>........................................................................         339,375
                                                                                                                   --------------
                                                                                                                        2,227,875
                                                                                                                   --------------
  ENTERTAINMENT/LEISURE TIME - (4.71%)
     22,000     Cinar Films, Inc., Class B<F1>...................................................................         572,000
     60,500     Regal Cinemas, Inc.<F1>..........................................................................       1,860,375
     35,000     Rockshox, Inc.<F1>...............................................................................         507,500
                                                                                                                   --------------
                                                                                                                        2,939,875
                                                                                                                   --------------
  FINANCIAL SERVICES - (13.60%)
     20,000     American Express Co..............................................................................       1,130,000
     35,000     The Charles Schwab Corporation...................................................................       1,120,000
     25,000     Collective Bancorp, Inc..........................................................................         878,125
     15,000      MSB Bancorp, Inc.294,375



SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December  31, 1996
SELECTED SPECIAL SHARES, INC. - Continued
                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK - Continued

  FINANCIAL SERVICES - Continued
     50,000     Northern Trust Company...........................................................................  $    1,812,500
     30,000     TCF Financial Corporation........................................................................       1,305,000
     45,000     Washington Mutual, Inc...........................................................................       1,949,065
                                                                                                                   --------------
                                                                                                                        8,489,065
                                                                                                                   --------------
  HEALTHCARE - (5.26%)
     20,000     Alkermes, Inc.<F1>...............................................................................         465,000
     35,500     Biacore International,  AB - ADS<F1>.............................................................         781,000
     15,000     BioChem Pharmacuticals, Inc. <F1> -ADR...........................................................         753,750
     15,000     Cardiothoracic Systems, Inc.<F1>.................................................................         277,500
     15,000     CYTYC Corporation<F1>............................................................................         405,000
     35,500     Neurex Corporation <F1>..........................................................................         603,500
                                                                                                                   --------------
                                                                                                                        3,285,750
                                                                                                                   --------------
  INDUSTRIAL PRODUCTS - (6.79%)
     15,000     Fastenal Company.................................................................................         686,250
     10,300     Illinois Tool Works, Inc.........................................................................         822,712
     34,500     Methode Electronics, Inc. - A....................................................................         698,625
     22,500     Molex Inc., Class A..............................................................................         801,562
     50,700     ThermoQuest Corporation<F1>......................................................................         652,762
     35,000     X-Rite, Inc......................................................................................         577,500
                                                                                                                        4,239,411
  INFORMATION PROCESSING - OFFICE EQUIPMENT _ (2.80%)
     13,000     Dell Computer Corporation<F1>....................................................................         690,625
      7,000     International Business Machines, Inc.............................................................       1,057,000
                                                                                                                   --------------
                                                                                                                        1,747,625
                                                                                                                   --------------
  INFORMATION PROCESSING - SERVICES _ (9.69%)
     20,000     APAC TeleServices, Inc.<F1>......................................................................         767,500
     10,000     Automatic Data Processing, Inc...................................................................         428,750
     20,000     Billing Information Concepts Corporation<F1>.....................................................         575,000
     30,000     Claremont Technology Group, Inc.<F1>.............................................................         787,500
     30,000     Computer Sciences Corporation<F1>................................................................       2,463,750
     15,000     Paychex, Inc.....................................................................................         771,562
     15,000     USCS International, Inc.<F1>.....................................................................         253,125
                                                                                                                   --------------
                                                                                                                        6,047,187
                                                                                                                   --------------
  INFORMATION PROCESSING - SOFTWARE - (3.96%)
     10,500     Acceler8 Technology<F1>..........................................................................         205,406
     21,500     Affinity Technology Group, Inc.<F1>..............................................................         139,750
     30,000     Computer Associates International, Inc...........................................................       1,492,500
     25,000     Seachange International, Inc.<F1>................................................................         637,500
                                                                                                                   --------------
                                                                                                                        2,475,156
                                                                                                                   --------------
  INSURANCE - (4.10%)
     30,500     W.R. Berkley Corporation.........................................................................       1,547,875


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December  31, 1996
SELECTED SPECIAL SHARES, INC. - Continued
                                                                                                                           VALUE
SHARES                                                                                                                    (NOTE 1)
==================================================================================================================================
COMMON STOCK -  Continued

  INSURANCE -   Continued
     25,000     Horace Mann Educators Corporation................................................................  $    1,009,375
                                                                                                                   --------------
                                                                                                                        2,557,250
                                                                                                                   --------------
  LODGING - (0.25%)
     10,000     Studio Plus Hotels, Inc.<F1>.....................................................................         157,500
                                                                                                                   --------------

  PACKAGING - (1.00%)
     15,000     Sealed Air Corporation<F1>.......................................................................         624,375
                                                                                                                   --------------

  RESTAURANTS - (2.33%)
     30,000     Landry's Seafood Restaurants, Inc.<F1>...........................................................         641,250
     30,500     Lone Star Steakhouse and Saloon, Inc.<F1>........................................................         815,875
                                                                                                                   --------------
                                                                                                                        1,457,125
                                                                                                                   --------------
  RETAILING - (11.67%)
     39,273     Eckerd Corporation <F1>..........................................................................       1,256,736
     43,500     Just For Feet, Inc.<F1>..........................................................................       1,141,875
     20,200     Kohl's Corporation<F1>...........................................................................         792,850
     30,000     Loehmann's, Inc.<F1>.............................................................................         690,000
     35,000     PETsMart, Inc. <F1>..............................................................................         765,625
     20,000     Sak's Holding, Inc.<F1>..........................................................................         540,000
     50,000     Tiffany & Co.....................................................................................       1,831,250
     10,000     Viking Office Products, Inc.<F1>.................................................................         266,875
                                                                                                                   --------------
                                                                                                                        7,285,211
                                                                                                                   --------------
  SERVICES - EDUCATION - (0.52%)
     25,000     Children's  Comprehensive Services, Inc.<F1>.....................................................         328,125
                                                                                                                   --------------

  SERVICES - TEMPORARY HELP _ (10.18%)
     40,000     Barrett Business Services, Inc.<F1>..............................................................         610,000
     20,000     Employee Solutions, Inc.<F1>.....................................................................         410,000
     45,000     Interim Services, Inc.<F1>.......................................................................       1,597,500
     35,350     Labor Ready, Inc. <F1>...........................................................................         477,225
     40,500     On Assignment, Inc.<F1>..........................................................................       1,194,750
     10,500     The Registry, Inc. <F1>..........................................................................         484,312
     46,000     Robert Half International, Inc.<F1>..............................................................       1,581,250
                                                                                                                   --------------
                                                                                                                        6,355,037
                                                                                                                   --------------
  TRANSPORTATION - (0.29%)
     10,000     Bombardier, Inc. Class B.........................................................................         183,807
                                                                                                                   --------------

                          Total Common Stock - (identified cost $48,668,438).....................................      61,167,099
                                                                                                                   --------------



SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED SPECIAL SHARES, INC. - Continued
                                                                                                                          VALUE
PRINCIPAL                                                                                                                (NOTE 1)
==================================================================================================================================
SHORT TERM - (1.93%)

$ 1,205,000     State Street Bank and Trust Company Repurchase Agreement, 5.50%, 01/02/97, dated
                  12/31/96, repurchased value of $1,205,368 (collateralized by $1,230,000 par value
                  U.S. Treasury Notes, 4.75%, 08/31/98, market value $1,230,088) -
                    (identified cost $1,205,000).................................................................  $    1,205,000
                                                                                                                   --------------
                TOTAL INVESTMENTS - (99.90%) - (identified cost $49,873,438) -<F2>.................................    62,372,099
                OTHER ASSETS LESS LIABILITIES _ (0.10%)..........................................................          63,394
                                                                                                                   --------------
                NET ASSETS - (100%)..............................................................................  $   62,435,493
                                                                                                                   ==============

<F1>  Non-Income Producing Security.
<F2>  Aggregate cost for Federal Income Tax purposes is $49,873,438. At December  31, 1996 unrealized appreciation (depreciation) of securities for Federal Income
      Tax purposes is as follows:

                Unrealized appreciation..........................................................................  $   14,767,886
                Unrealized depreciation..........................................................................      (2,269,225)
                                                                                                                   --------------
                Net unrealized appreciation......................................................................  $   12,498,661
                                                                                                                   ==============

















See Notes to Financial Statements.


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND

                                                                                                                          VALUE
PRINCIPAL                                                                                                                (NOTE 1)
==================================================================================================================================
 ADJUSTABLE RATE MORTGAGES - (0.75%)
$     24,970     Government National Mortgage Association, Pool No. 008299, 7.125%, 09/20/23.....................  $       25,528
      26,092     Government National Mortgage Association, Pool No. 008360, 6.50%, 01/20/24......................          26,626

                      Total ARM - (identified cost $47,068)......................................................          52,154
                                                                                                                   --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION _ (15.06%)
     404,000     6.50%, 01/01/04, Pool No. 97289.................................................................         400,283
     198,561     8.00%, 09/01/21, Pool No. D2-7906...............................................................         204,020
     273,925     8.00%, 10/01/21, Pool No. D2-7334...............................................................         281,713
     154,208     8.00%, 06/01/22, Pool No. D2-0670...............................................................         158,448
                                                                                                                   --------------
                      Total FHLMC - (identified cost $1,034,376).................................................       1,044,464
                                                                                                                   --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION _ (0.68%)
       3,815    10.00%, 07/01/05, Pool No. 98835.................................................................           4,057
      15,780    10.00%, 08/01/05, Pool No. 99903.................................................................          16,777
      15,104     8.50%, 07/01/17, Pool No. 51539.................................................................          15,808
       9,844     8.50%, 04/01/21, Pool No. 117725................................................................          10,289
                                                                                                                   --------------
                      Total FNMA - (identified cost $45,695).....................................................          46,931
                                                                                                                   --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (15.21%)
      44,593    10.00%, 09/15/01, Pool No. 265854................................................................          47,079
      67,427     9.00%, 04/15/16, Pool No. 147297................................................................          72,297
      70,815     9.00%, 05/15/16, Pool No. 161091................................................................          75,930
     175,636     9.00%, 06/15/16, Pool No. 157698................................................................         188,423
      11,106     9.00%, 07/15/16, Pool No. 162087................................................................          11,915
     121,759     9.00%, 07/15/16, Pool No. 162605................................................................         130,553
     106,493     9.00%, 11/15/16, Pool No. 179412................................................................         114,247
      74,992     9.00%, 08/15/17, Pool No. 209243................................................................          80,296
      32,096     9.00%, 05/15/18, Pool No. 235263................................................................          34,299
      63,216     9.00%, 08/15/18, Pool No. 258776................................................................          67,687
     217,695     9.00%, 08/15/19, Pool No. 227430................................................................         232,183
                                                                                                                   --------------
                       Total GNMA - (identified cost $985,968)...................................................       1,054,909
                                                                                                                   --------------

MEDIUM TERM NOTES - (24.30%)
     200,000     Federal Home Loan Bank, 7.24%, 11/09/10.........................................................         197,151
     500,000     Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04........................................         488,905
     500,000     Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11.........................................         514,060
     500,000     Federal National Mortgage Association, 6.42%, 12/01/08..........................................         484,340
                                                                                                                   --------------
                      Total Medium Term Notes - (identified cost $1,653,594).....................................       1,684,456
                                                                                                                   --------------



SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED U.S. GOVERNMENT INCOME FUND - Continued


                                                                                                                          VALUE
PRINCIPAL                                                                                                                (NOTE 1)
==================================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (28.18%)

$    400,000     Federal Home Loan Mortgage Corporation, FHG-32 E, 7.50%, 03/25/05...............................  $      407,220
     500,000     Federal Home Loan Mortgage Corporation, 1992 - 1340 H, 7.50%, 08/15/07..........................         516,405
     500,000     Federal National Mortgage Association, 92-152M, 7.75%, 08/25/07.................................         526,250
     500,000     United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                   7.75%, 07/15/17...............................................................................         504,215
                                                                                                                   --------------
                      Total CMOs & REMICs - (identified cost $1,871,109).........................................       1,954,090
                                                                                                                   --------------


SHORT TERM - (14.42%)
   1,000,000     Federal National Mortgage Association Discount Note, 5.625%, 01/02/97
                   (identified cost $999,844)....................................................................         999,844
                                                                                                                   --------------


                 TOTAL INVESTMENTS - (98.60%) - (identified cost $6,637,654) - <F1>..............................       6,836,848
                 OTHER ASSETS LESS LIABILITIES - (1.40%).........................................................          96,826
                                                                                                                   --------------
                      NET ASSETS - (100%)........................................................................  $    6,933,674
                                                                                                                   ==============




<F1>  Aggregate cost for Federal Income Tax purposes is $6,637,654.  At December  31, 1996 unrealized appreciation (depreciation) of securities for Federal Income
      Tax purposes is as follows:

           Unrealized appreciation...............................................................................  $      205,683
           Unrealized depreciation...............................................................................          (6,489)
                                                                                                                   --------------
           Net unrealized appreciation...........................................................................  $      199,194
                                                                                                                   ==============












See Notes to Financial Statements.


SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1996
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND
                                                                                                                          VALUE
PRINCIPAL                                                                                                                (NOTE 1)
==================================================================================================================================

FEDERAL FARM CREDIT BANK- (11.96%)
$    4,995,000     5.30%, 01/03/97 Discount Note.................................................................  $    4,993,529
     8,510,000     5.24%, 01/27/97 Discount Note.................................................................       8,477,794
                                                                                                                   --------------
           Total Federal Farm Credit Bank - (identified cost $13,471,323)........................................      13,471,323
                                                                                                                   --------------

FEDERAL HOME LOAN BANK - (7.90%)
     4,760,000     5.215%, 01/02/97 Discount Note................................................................       4,759,311
     4,170,000     5.37%, 02/20/97 Discount Note.................................................................       4,138,899
                                                                                                                   --------------
                         Total Federal Home Loan Bank - (identified cost $8,898,210).............................       8,898,210
                                                                                                                   --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION _ (44.75%)
     5,640,000     5.27%, 01/14/97 Discount Note.................................................................       5,629,267
     4,880,000     5.32%, 01/16/97 Discount Note.................................................................       4,869,183
     3,160,000     5.25%, 01/21/97 Discount Note.................................................................       3,150,783
     8,375,000     5.42%, 01/22/97 Discount Note.................................................................       8,348,521
     5,120,000     5.39%, 01/30/97 Discount Note.................................................................       5,097,769
     3,975,000     5.42%, 01/31/97 Discount Note.................................................................       3,957,046
     5,175,000     5.285%, 01/31/97 Discount Note................................................................       5,152,209
     2,195,000     5.37%, 02/24/97 Discount Note.................................................................       2,177,319
     1,205,000     5.36%, 03/21/97 Discount Note.................................................................       1,190,827
    10,985,000     5.37%, 03/25/97 Discount Note.................................................................      10,848,997
                                                                                                                   --------------
                        Total Federal Home Loan Mortgage Corporation - (identified cost $50,421,921).............      50,421,921
                                                                                                                   --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (35.73%)
     6,010,000     5.29%, 01/09/97 Discount Note.................................................................       6,002,935
     3,145,000     5.26%, 01/10/97 Discount Note.................................................................       3,140,864
       275,000     5.31%, 01/13/97 Discount Note.................................................................         274,513
     7,730,000     5.36%, 01/15/97 Discount Note.................................................................       7,713,887
     9,265,000     5.22%, 01/22/97 Discount Note.................................................................       9,236,788
     5,765,000     5.21%, 01/28/97 Discount Note.................................................................       5,742,473
     6,505,000     5.22%, 02/03/97 Discount Note.................................................................       6,473,874
     1,695,000     5.38%, 02/27/97 Discount Note.................................................................       1,680,561
                                                                                                                   --------------
                        Total Federal National Mortgage Association - (identified cost $40,265,895)..............      40,265,895
                                                                                                                   --------------

                        TOTAL INVESTMENTS - (100.34%) - (identified cost $113,057,349) - <F1>....................     113,057,349
                        LIABILITIES LESS OTHER ASSETS - (0.34%)..................................................        (383,115)
                                                                                                                   --------------
                             NET ASSETS - (100%).................................................................  $  112,674,234
                                                                                                                   ==============


<F1>  Aggregate cost for Federal income tax purposes is $113,057,349.




See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 1996
=================================================================================================================================

                                                    SELECTED              SELECTED              U.S.
                                                    AMERICAN              SPECIAL            GOVERNMENT               DAILY
                                                     SHARES               SHARES,              INCOME               GOVERNMENT
                                                      INC.                 INC.                 FUND                  Fund
								                    --------              -------            ----------             ----------             ____________
ASSETS:
  Investments in securities, at value
    (see schedules of investments)..............  $1,372,225,602          $ 62,372,099        $ 6,836,848            $ 113,057,349
  Cash..........................................             997                 2,476             61,477                   17,899
  Receivables:
    Dividends and interest......................       2,259,320                25,069             44,295                    -
    Capital stock sold..........................       7,587,886                12,400               -                      54,966
    Investment securities sold..................           -                   734,500               -                       _
    Due from adviser............................           _                     -                 16,402                    _
                                                  --------------          ------------        -----------            -------------
      Total assets..............................   1,382,073,805            63,146,544          6,959,022              113,130,214
                                                  --------------          ------------        -----------            -------------
LIABILITIES:
  Payables:
    Capital stock reacquired....................       4,310,473                27,583              -                       63,731
    Investment securities purchased.............           -                   588,490              _                        _
  Accrued expenses..............................       1,297,194               194,978              9,169                   93,928
  Payable to adviser............................           _                      _                 -                       73,348
  Distributions payable.........................           -                      -                16,179                  224,973
                                                  --------------          ------------        -----------            -------------
      Total liabilities.........................       5,607,667               711,051             25,348                  455,980
                                                  ---------------         ------------        -----------            -------------

NET ASSETS:.....................................  $1,376,466,138          $ 62,435,493        $ 6,933,674            $ 112,674,234
                                                  ==============          ============        ===========            =============
SHARES OUTSTANDING (NOTE 5).....................      63,941,445             5,732,164            788,923              112,674,234
                                                  ==============          ============        ===========            =============
NET ASSET VALUE, offering and
    redemption price per share (Net
    assets / shares outstanding)................      $    21.53            $    10.89          $    8.90               $     1.00
                                                      ==========            ==========          =========               ==========
NET ASSETS CONSIST OF:
  Paid-in capital...............................   $ 915,293,288          $ 46,902,659        $ 6,809,596            $ 112,674,234
  Accumulated net realized gain(loss)...........      21,947,505             3,034,173            (75,116)                   _
  Unrealized appreciation on investments........     439,225,345            12,498,661            199,194                    _
                                                  --------------          ------------        -----------            -------------
                                                  $1,376,466,138          $ 62,435,493        $ 6,933,674            $ 112,674,234
                                                  ==============          ============        ===========            =============











See Notes to Financial Statements.



SELECTED FUNDS
STATEMENT OF OPERATIONS
For the year ended December 31, 1996

=================================================================================================================================

                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT            DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES                FUND               FUND
                                                    --------           --------           ----------           ----------
INVESTMENT INCOME:
Income:
  Dividends....................................   $  19,864,511     $     298,751        $       _             $    _
  Interest.....................................         919,477           112,212              540,038            7,853,793
                                                  -------------     -------------        -------------         ------------
    Total income...............................      20,783,988           410,963              540,038            7,853,793
                                                  -------------     -------------        -------------         ------------
Expenses:
  Management fees (Note 2).....................       6,770,841           426,980               36,483              438,932
  Custodian fees...............................         329,596            41,209               24,880               63,586
  Transfer agent fees..........................         683,503           106,314               11,375               84,865
  Audit fees...................................          28,100            14,006                7,058               11,963
  Legal fees...................................         138,570             8,125                  615               18,706
  Reports to shareholders......................         118,702            24,123                2,138                7,508
  Directors fees and expenses..................         272,304            18,567                2,053               42,534
  Registration and filing fees.................          86,964            23,425               16,535               50,090
  Miscellaneous................................         104,859             2,556                2,137               16,344
  Commissions paid under
    distribution plan (Note 3).................       2,738,904           153,511               18,242              363,777
                                                  -------------     -------------        -------------         ------------
      Total expenses...........................      11,272,343           818,816              121,513            1,100,305
Reimbursement of expenses by
  adviser (Note 2).............................          _                   _                 (16,402)               -
                                                  -------------     -------------        -------------         ------------
      Net expenses.............................      11,272,343           818,816              105,111            1,100,305
                                                  -------------     -------------        -------------         ------------
      Investment income (loss) - net...........       9,511,645          (407,853)             434,927            6,753,488
                                                  -------------     -------------        -------------         ------------
REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
  investment transactions......................      83,894,963         7,632,828              (75,100)                 _
Net increase (decrease) in unrealized
  appreciation of investments
  during the period............................     212,458,746          (390,261)            (162,807)                 _
                                                  -------------     -------------        -------------         ------------
    Net realized and unrealized
      gain (loss) on investments...............     296,353,709         7,242,567             (237,907)                 _
                                                  -------------     -------------        -------------         ------------
Net increase in net
  assets resulting from
  operations...................................   $ 305,865,354     $   6,834,714        $     197,020         $  6,753,488
                                                  =============     =============        =============         ============




 See Notes to Financial Statements

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996

=================================================================================================================================



                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT            DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES                FUND               FUND
                                                    --------           --------           ----------           ----------
OPERATIONS:
  Investment income (loss) - net                $   9,511,645      $    (407,853)       $    434,927       $   6,753,488
  Net realized gain (loss) from
    investment transactions.................       83,894,963          7,632,828             (75,100)                -
  Net increase (decrease) in unrealized
    appreciation of investments.............      212,458,746           (390,261)           (162,807)                _
                                                -------------      -------------        ------------       -------------
  Net increase in net
    assets resulting from operations........      305,865,354         6,834,714              197,020           6,753,488

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income.....................       (9,661,781)             _                (434,927)         (6,753,488)
  Realized gains from investment
    transactions............................      (77,556,567)        (6,390,679)            (13,355)              _

CAPITAL SHARE
TRANSACTIONS
(NOTE 5)....................................      232,307,432          3,016,674            (626,116)        (71,928,943)
                                                -------------      -------------        ------------       -------------
    Total increase (decrease)
      in net assets.........................      450,954,438          3,460,709            (877,378)        (71,928,943)

NET ASSETS:
  Beginning of period.......................      925,511,700         58,974,784           7,811,052         184,603,177
                                                -------------      -------------        ------------       -------------
  End of period.............................  $ 1,376,466,138      $  62,435,493        $  6,933,674       $ 112,674,234
                                                =============      =============        ============       =============















See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1995

=================================================================================================================================


                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT             DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES               FUND                FUND
                                                    --------           --------           ----------           ----------

OPERATIONS:
  Investment income (loss)-net..................  $  10,611,177      $   (314,261)      $   485,202         $   6,765,755
  Net realized gain from
    investment transactions.....................     23,827,346         7,761,984            22,157                 _
  Net increase in unrealized
    appreciation of investments.................    195,166,050         8,178,588           707,952                 -
                                                  -------------      ------------       -----------         -------------
  Net increase in net
    assets resulting from operations............    229,604,573        15,626,311         1,215,311             6,765,755

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.........................     10,461,040            _               (485,202)           (6,765,755)
  Realized gains from investment
    transactions................................      7,784,550        (6,343,274)          (28,252)               _

CAPITAL SHARE
  TRANSACTIONS
  (NOTE 5)......................................    184,748,738         2,417,083        (3,153,715)           62,717,354
                                                  -------------      ------------       -----------         -------------
    Total increase (decrease)
      in net assets.............................    396,107,721        11,700,120        (2,451,858)           62,717,354

NET ASSETS:
  Beginning of period...........................    529,403,979        47,274,664        10,262,910           121,885,823
                                                  -------------      ------------       -----------         -------------
  End of period (including
    accumulated net
    investment income for
    American Shares of $150,136.................  $ 925,511,700      $ 58,974,784       $ 7,811,052         $ 184,603,177
                                                  =============      ============       ===========         =============













See Notes to Financial Statements.





SELECTED FUNDS
notes to financial statements
December 31, 1996
==============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Selected Funds consist of Selected American Shares, Inc., Selected Special Shares, Inc. and the Selected Capital Preservation Trust. The Companies and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Selected Capital Preservation Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Trust accounts separately for the assets, liabilities and operations of each series. Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P.) became investment adviser effective May 1, 1993. Prior to May 1, 1993, Selected Financial Services, Inc. was the investment manager. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     Selected American Shares, Inc. and Selected Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

     Selected U.S. Government Income Fund seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

     Selected Daily Government Fund seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

     An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.


A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. At December 31, 1996 the U.S. Government Income Fund had capital loss carryovers of $75,116 available to offset future capital gains, if any, which expire in 2004.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.



SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 - (Continued)
==============================================================================

D. Other - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities (excluding convertible bonds) purchased are amortized over the life of the respective securities.

Note 2 - Investment Advisory Fees

     Advisory fees are paid monthly to the investment adviser. The rate for American Shares, Inc. is .65% on the first $500 million of average daily net assets, .60% on the next $500 million and .55% of average daily net assets in excess of $1 billion. The rate for Special Shares, Inc. is .70% on the first $50 million of average daily net assets, .675% on the next
$100 million, .65% on the next $100 million and .60% of average daily net assets in excess of $250 million. The rate for the U.S. Government Income Fund is .50% of 1% of average daily net assets. The rate for the Daily Government Fund is based upon daily net assets at an annual rate of .30%.
The Adviser has voluntarily agreed to reimburse the U.S. Government
Income Fund and the Daily Government Fund for any expenses in excess of 1.44% and .75%, respectively, of average net assets.

     Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. SCD received $10,800 in commissions on the purchases/sales of portfolio securities.

Note 3 - Distribution

     For services under the distribution agreement, the Funds pay a fee of .25% of average daily net assets. For the year ended December 31, 1996, for American Shares, Special Shares, U.S. Government Income and Daily Government Funds, the Funds incurred distribution services fees totaling $2,738,904, $153,511, $18,242, and $365,777, respectively.

Note 4 - Purchases and Sales of Securities

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1996 for American Shares, Special Shares and U.S. Government Income Fund were as follows:


                           SELECTED         SELECTED
                           AMERICAN          SPECIAL         U.S. GOVERNMENT
                            SHARES           SHARES           INCOME FUND
                            ------           ------           -----------
Cost of purchases.......   $ 475,052,597    $ 58,483,022     $ 1,778,324
Proceeds of sales.......   $ 322,134,798    $ 61,509,791     $ 2,922,518









SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 - (Continued)


Note 5 - Capital Stock

     At December 31, 1996, there were 100 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized. At December 31, 1996, there were 100 million shares of capital stock of Selected Special Shares ($0.25 par value per share) authorized. At December 31, 1996, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:


                                                                           Year ended
                                                                     December 31, 1996
                                           ------------------------------------------------------------------
                                            AMERICAN          SPECIAL         U.S. GOVERNMENT       DAILY
                                             SHARES           SHARES             INCOME           GOVERNMENT
                                               INC.             INC.              FUND               FUND
                                             ------           ------             ------             ------

Shares sold.........................        15,567,086        625,367            24,347           124,374,970
Shares issued in reinvestment
  of distributions..................         3,980,585        536,003            42,111             6,823,075
                                         -------------   ------------      ------------         -------------
                                            19,547,671      1,161,370            66,458            31,198,045
Shares redeemed.....................        (7,951,322)      (889,193)         (136,618)         (103,126,988)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........        11,596,349        272,177           (70,160)          (71,928,943)
                                         =============   ============      ============         =============

Proceeds from shares sold...........     $ 307,057,971   $  7,008,830      $    216,118         $  24,374,970
Proceeds from shares issued in
  reinvestment of distributions.....        81,960,295      5,908,372           373,713             6,823,075
                                         -------------   ------------      ------------         -------------
                                           389,018,266     12,917,202           589,831            31,198,045
Cost of shares redeeme..............      (156,710,834)    (9,900,528)       (1,215,947)         (103,126,988)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........     $ 232,307,432   $  3,016,674       $  (626,116)        $  71,928,943
                                         =============   ============      ============         =============


                                                                           Year ended
                                                                     December 31, 1995
                                           ------------------------------------------------------------------
                                            AMERICAN          SPECIAL         U.S. GOVERNMENT       DAILY
                                             SHARES           SHARES             INCOME           GOVERNMENT
                                               INC.             INC.              FUND               FUND
                                             ------           ------             ------             ------

Shares sold.........................        16,050,736        652,908            57,950           176,384,445
Shares issued in reinvestment
  of distributions..................         1,007,620      552, 9454             7,783             6,595,015
                                         -------------   ------------      ------------         -------------
                                            17,058,356      1,205,853           105,733           182,979,460
Shares redeemed.....................        (5,166,217)      (988,505)         (471,173)         (120,262,106)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........        11,892,139        217,348          (365,440)           62,717,354
                                         =============   ============      ============         =============

Proceeds from shares sold...........     $ 248,521,260   $  7,243,689      $    519,478         $ 176,384,445
Proceeds from shares issued in
  reinvestment of distributions.....        16,843,614      5,824,570           424,317             6,595,015
                                         -------------   ------------      ------------         -------------
                                           265,364,874     13,068,259           943,795           182,979,460
Cost of shares redeeme..............       (80,616,136)   (10,651,176)       (4,097,510)         (120,262,106)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........     $ 184,748,738   $  2,417,083       $(3,153,715)        $  62,717,354
                                         =============   ============      ============         =============

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.


The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                              Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1996          1995          1994              1993<F2>      1992
                                                           ----          ----          ----              ----          ----

Net Asset Value, Beginning of Period..................   $ 17.68       $ 13.09        $ 14.59          $ 17.13       $ 18.43
                                                         -------       -------        -------          -------       -------
Income From Investment Operations
---------------------------------
  Net Investment Income...............................       .18           .22            .20              .24           .19
  Net Gains or Losses on Securities
    (both realized and unrealized)....................      5.15          4.74           (.66)             .70           .89
                                                         -------       -------        -------          -------       -------
    Total From Investment Operations..................      5.33          4.96           (.46)             .94          1.08

Less Distributions
------------------
  Dividends (from net investment
    income)...........................................      (.17)         (.22)          (.20)            (.24)         (.19)
  Distributions (from capital gains)..................     (1.31)         (.15)          (.83)           (3.24)        (2.19)
  Distributions in Excess of Net
    Investment Income.................................        _             -            (.01)             _              -
                                                         -------       -------        -------          -------       -------
    Total Distributions...............................     (1.48)         (.37)         (1.04)           (3.48)        (2.38)
                                                         -------       -------        -------          -------       -------
Net Asset Value, End of Period........................   $ 21.53       $ 17.68        $ 13.09          $ 14.59       $ 17.13
                                                         =======       =======        =======          =======       =======

Total Return..........................................     30.74%        38.09%         (3.20)%           5.42%         5.78%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)..................................... 1,376,466       925,512        529,404          451,392       580,889
  Ratio of Expenses to Average
    Net Assets........................................      1.03%         1.09%          1.26%            1.01<F1>%     1.17%
  Ratio of Net Income to Average
    Net Assets........................................       .87%         1.42%          1.42%            1.37%          .95%

  Portfolio Turnover Rate.............................        29%           27%            23%              79%           50%
  Average Commission Rate per Share...................   $  .058            -               -                -             -

<F1>  Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

<F2>  Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.



SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.


The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                                      Year ended December 31,
                                                            -------------------------------------------------------------------
                                                           1996          1995          1994<F2><F3>      1993<F3>      1992<F3>
                                                           ----          ----          ----              ----          ----

Net Asset Value, Beginning of Period...................   $ 10.80         9.02      $ 10.20         $ 10.40         $ 10.16
                                                          -------      -------      -------         -------         -------
Income From Investment Operations
---------------------------------
  Net Investment Income................................       _            _           (.03)            _               .07
  Net Gains or Losses on Securities
    (both realized and unrealized).....................      1.27         3.04         (.22)           1.10            .782
                                                          -------      -------      -------         -------         -------
    Total From Investment Operations...................      1.27         3.04         (.25)           1.10            .852

Less Distributions
------------------
  Dividends (from net investment
    income)............................................       -            -             -                -            (.07)
  Distributions (from capital gains)...................     (1.18)       (1.26)        (.93)          (1.30)           (.54)
                                                          -------      -------      -------         -------         -------
    Total Distributions................................     (1.18)       (1.26)        (.93)          (1.30)           (.61)
                                                          -------      -------      -------         -------         -------
Net Asset Value, End of Period.........................   $ 10.89      $ 10.80      $  9.02         $ 10.20         $ 10.40
                                                          =======      =======      =======         =======         =======

Total Return...........................................     11.86%       34.24%       (2.56)%         10.81%           8.43%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)......................................    62,435       58,975       47,275          53,257          57,605
  Ratio of Expenses to Average
    Net Assets.........................................      1.33%        1.48%        1.41%<F1>       1.24%<F1>       1.41%<F1>
  Ratio of Net Income to Average
    Net Assets.........................................      (.66)%       (.58)%       (.27)%          (.07)%           .56%

  Portfolio Turnover Rate..............................        98%         127%          99%            100%             41%
  Average Commission Rate per Share....................     $.060            -            -               -               -


<F1> Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.47%.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993 and 1994 would have been 1.51% and 1.62%, respectively.

<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F3> Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.



SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND


The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                                    Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1996          1995          1994          1993<F2>         1992
                                                           ----          ----          ----          ----             ----

Net Asset Value, Beginning of Period..................... $ 9.20        $ 8.45        $ 9.20        $ 9.31          $ 9.70
                                                          ------        ------        ------        ------          ------
Income From Investment Operations
---------------------------------
  Net Investment Income..................................    .53           .54           .50           .56             .61
  Net Gains or Losses on Securities
    (both realized and unrealized).......................   (.28)          .78          (.75)          .21            (.13)
                                                          ------        ------        ------        ------          ------
    Total From Investment Operations.....................    .25          1.32          (.25)          .77             .48

Less Distributions
------------------
  Dividends (from net investment
    income)..............................................   (.53)         (.54)         (.50)         (.56)           (.61)
  Distributions (from capital gains).....................   (.02)         (.03)           _           (.32)           (.26)
  Distributions in Excess of Net
    Investment Income....................................     _             _             _            -                -
                                                          ------        ------        ------        ------          ------
    Total Distributions..................................   (.55)         (.57)         (.50)         (.88)           (.87)
                                                          ------        ------        ------        ------          ------
Net Asset Value, End of Period........................... $ 8.90        $ 9.20        $ 8.45        $ 9.20          $ 9.31
                                                          ======        ======        ======        ======          ======

Total Return.............................................   2.85%        15.97%        (2.71)%        7.99%           5.11%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted).......................................   6,934         7,811        10,263        10,336          13,945
  Ratio of Expenses to Average
    Net Assets..........................................    1.44%         1.44%<F1>    11.42%<F1>     1.34%<F1>      11.44%<F1>
  Ratio of Net Income to Average
    Net Assets..........................................    5.96%         6.09%         5.70%         5.85%           6.26%<F1>

  Portfolio Turnover Rate...............................      26%           76%           65%           29%             53%

<F1> Had the former manager not absorbed certain expenses, the ratio of expenses would have been 1.72% for the year ended December 31, 1992.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 1.88%, 1.69% and 1.58%, respectively.

<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.



SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND


The following financial information represents selected data for each share of capital stock outstanding throughout each period:



                                                                                   Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1996          1995          1994          1993<F2>          1992
                                                           ----          ----          ----              ----          ----
Net Asset Value, Beginning of Period...................  $ 1.000        $ 1.000      $ 1.000        $ 1.000           $ 1.000
                                                         -------        -------        -------        -------           -------
Income From Investment Operations
---------------------------------
  Net Investment Income................................     .046           .051         .034           .023              .030

Less Distributions
------------------
Dividends (from net
  investment income)...................................    (.046)         (.051)       (.034)         (.023)            (.030)
                                                         -------        -------        -------      -------           -------
Net Asset Value, End of Period.........................  $ 1.000        $ 1.000      $ 1.000        $ 1.000           $ 1.000
                                                         =======        =======      =======        =======           =======

Total Return...........................................     4.70%          5.23%        3.51%          2.34%             3.07%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)......................................  112,674        184,603      121,886          8,732             6,626
  Ratio of Expenses to Average
    Net Assets.........................................      .75%           .75%<F1>    1.75%<F1>      1.75%<F1>         1.75%<F1>
  Ratio of Net Income to Average
    Net Assets.........................................     4.62%          5.13%        3.44%          2.31%             3.02%<F1>

<F1> Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.23%.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 2.29%, 1.07% and 0.78%, respectively.


<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.








         REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.



     We have audited the accompanying statement of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust, (comprising, respectively, the
U.S. Government Income Fund and Daily Government Fund) including the schedules of portfolio investments as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December
31, 1996, the results of operations for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.





                                                  Tait, Weller & Baker


Philadelphia, Pennsylvania
January  31, 1997